Commitments and Contingencies - Summary of the Future Minimum Lease Payments Under Capital Leases (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Capital Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2021	$ 903
2022	243
2023	155
2024	130
2025	30
Total minimum lease payments	1,461
Interest expense	(97)
Total	$ 1,364